GOING CONCERN	12 Months Ended
Jun. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

2. GOING CONCERN

As of June 30, 2025, the Company had $54,462 in cash. Our monthly burn rate is estimated to be approximately $8,000 and will run out of fund in 7 months. If the Company does not generate substantial revenues or fails to raise sufficient capital in the Offering, it will have to explore other financing activities to provide it with the liquidity and capital resources it needs to meet its working capital requirements and to make capital investments in connection with ongoing operations. Management anticipates that the Company will be dependent in the near future on additional investment capital to fund operating expenses. Management estimates the funding need for continued operations to be $125,000 and an addition of $125,000 to implement the Company’s plan of operation for the next 12 months. The Company intends to position itself so that it will be able to raise additional funds through the capital markets. Since the Company cannot give assurance that it will be able to secure the necessary capital when needed, there is a substantial doubt that the Company will be able to continue operations as a going concern following the issuance of these financial statements. The financial statements do not include any adjustments that might result from its inability to consummate the Proposed Public Offering or its inability to continue as a going concern. The Company has limited revenue and a net loss of $92,644 for the year.